SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             ----------------------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 4, 1997


                             LASERGATE SYSTEMS, INC.
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               (Exact Name of Registrant as Specified in Charter)


          Florida                   0-15873                59-2543206
 ----------------------------     -----------         -------------------
 (State or Other Jurisdiction     (Commission             (IRS Employer
       of Incorporation)            File No.)         Identification No.)



28050 U.S. 19 North, Suite 502, Clearwater, Florida                        34621
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(Address of Principal Executive Offices)                              (Zip Code)


        Registrant's telephone number, including area code (813) 725-0882


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Item 9. Sales of Equity Securities Pursuant to Regulation S.

           On November 4, 1997, the Company sold 7,500 shares of Series G Preferred Stock to RBB Bank, AG ("RBB") for $7,500,000 pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended, under Regulation S promulgated thereunder. Pursuant to the transaction, the Company redeemed 7,945 shares of the Company's Series F Preferred Stock owned by RBB for $6 million, leaving the Company with $1,447,500 of net proceeds after giving effect to expenses of the offering. No sales commissions were paid. Each share of Series G Preferred Stock is convertible into 4,354 shares of Common Stock.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

            (c)          Exhibits:

Exhibit Number           Description
--------------           -----------

3.1                      Articles of Amendment of Articles of Incorporation of
                         Lasergate Systems, Inc.

4.1 Regulation S Securities Subscription Agreement dated October 31, 1997 between RBB Bank, AG and the Company.

4.2 Registration Rights Agreement dated October 31, 1997 between the Company and RBB Bank, AG.

4.3 Letter agreement dated October 30, 1997 from the Company to RBB Bank, AG granting the Company the right to redeem its Series F Convertible Preferred Stock.

                                   SIGNATURES

           Pursuant to the requirement of the securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 19, 1997                LASERGATE SYSTEMS, INC.


                                        By:       /s/ Jacqueline E. Soechtig
                                            ------------------------------------
                                                  Jacqueline E. Soechtig
                                                  President and Chief
                                                  Executive Officer

                                                     Commission File No. 0-15873


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    EXHIBITS

                                       to

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                             LASERGATE SYSTEMS, INC.

Exhibit
Number              Document                                         Page Number
-------             --------                                         -----------

3.1                 Articles of Amendment of Articles of
                    Incorporation of Lasergate Systems, Inc.

4.1                 Regulation S Securities Subscription
                    Agreement  dated October 31, 1997 between
                    RBB Bank, AG and the Company.

4.2                 Registration Rights Agreement dated
                    October 31, 1997 between the Company and
                    RBB Bank, AG

4.3                 Letter agreement dated October 30, 1997
                    from the Company to RBB Bank, AG
                    granting the Company the right to redeem its Series F Convertible Preferred Stock.